ROYCE & ASSOCIATES, LP

745 FIFTH AVENUE

NEW YORK, NY 10151

March 1, 2020

The Royce Fund

745 Fifth Avenue

New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce Dividend Value Fund (Consultant Class)

Gentlemen:

Reference is made to the Amended and Restated Investment Advisory Agreement dated July 1, 2017 (the “Agreement”) by and between The Royce Fund (the “Fund”), on behalf of Royce Dividend Value Fund (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2020 and ending April 30, 2021 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Consultant Class of shares (the “Class”) are not more than 2.09% of the Class’ average net assets for the Period.

The Adviser hereby also waives compensation for services provided by it under the Agreement to the Series with respect to the Class, and/or agrees to reimburse expenses to the Series with respect to the Class for each subsequent annual period through the annual period ending April 30, 2029 (but not for any annual period thereafter) in an amount, if any, necessary so that the Series' Annual Operating Expenses for the Class are not more than 2.99% of the Class’ average net assets for such annual period.

The Adviser's obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series' “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees' fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series' statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series' “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By: /s/ Peter K. Hoglund

Peter K. Hoglund

Chief Financial Officer

ACCEPTED:

THE ROYCE FUND

By: /s/ Peter K. Hoglund

Peter K. Hoglund

Treasurer

ROYCE & ASSOCIATES, LP

745 FIFTH AVENUE

NEW YORK, NY 10151

March 1, 2020

The Royce Fund

745 Fifth Avenue

New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce Dividend Value Fund (Institutional Class)

Gentlemen:

Reference is made to the Amended and Restated Investment Advisory Agreement dated July 1, 2017 (the “Agreement”) by and between The Royce Fund (the “Fund”), on behalf of Royce Dividend Value Fund (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2020 and ending April 30, 2021 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Institutional Class of shares (the “Class”) are not more than 1.09% of the Class’ average net assets for the Period.

The Adviser's obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series' “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees' fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series' statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series' “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By: /s/ Peter K. Hoglund

Peter K. Hoglund

Chief Financial Officer

ACCEPTED:

THE ROYCE FUND

By: /s/ Peter K. Hoglund

Peter K. Hoglund

Treasurer

ROYCE & ASSOCIATES, LP

745 FIFTH AVENUE

NEW YORK, NY 10151

March 1, 2020

The Royce Fund

745 Fifth Avenue

New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce Dividend Value Fund (Investment Class)

Gentlemen:

Reference is made to the Amended and Restated Investment Advisory Agreement dated July 1, 2017 (the “Agreement”) by and between The Royce Fund (the “Fund”), on behalf of Royce Dividend Value Fund (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2020 and ending April 30, 2021 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Investment Class of shares (the “Class”) are not more than 1.09% of the Class’ average net assets for the Period.

The Adviser's obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series' “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees' fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series' statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series' “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By: /s/ Peter K. Hoglund

Peter K. Hoglund

Chief Financial Officer

ACCEPTED:

THE ROYCE FUND

By: /s/ Peter K. Hoglund

Peter K. Hoglund

Treasurer

ROYCE & ASSOCIATES, LP

745 FIFTH AVENUE

NEW YORK, NY 10151

March 1, 2020

The Royce Fund

745 Fifth Avenue

New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce Dividend Value Fund (Service Class)

Gentlemen:

Reference is made to the Amended and Restated Investment Advisory Agreement dated July 1, 2017 (the “Agreement”) by and between The Royce Fund (the “Fund”), on behalf of Royce Dividend Value Fund (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2020 and ending April 30, 2021 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Service Class of shares (the “Class”) are not more than 1.34% of the Class’ average net assets for the Period.

The Adviser's obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series' “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees' fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series' statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series' “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By: /s/ Peter K. Hoglund

Peter K. Hoglund

Chief Financial Officer

ACCEPTED:

THE ROYCE FUND

By: /s/ Peter K. Hoglund

Peter K. Hoglund

Treasurer

ROYCE & ASSOCIATES, LP

745 FIFTH AVENUE

NEW YORK, NY 10151

March 1, 2020

The Royce Fund

745 Fifth Avenue

New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce Micro-Cap Fund (Investment Class)

Gentlemen:

Reference is made to the Amended and Restated Investment Advisory Agreement dated July 15, 2019 (the “Agreement”) by and between The Royce Fund (the “Fund”), on behalf of Royce Micro-Cap Fund (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2020 and ending April 30, 2021 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Investment Class of shares (the “Class”) are not more than 1.24% of the Class’ average net assets for the Period.

The Adviser's obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series' “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees' fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series' statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series' “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By: /s/ Peter K. Hoglund

Peter K. Hoglund

Chief Financial Officer

ACCEPTED:

THE ROYCE FUND

By: /s/ Peter K. Hoglund

Peter K. Hoglund

Treasurer

ROYCE & ASSOCIATES, LP

745 FIFTH AVENUE

NEW YORK, NY 10151

March 1, 2020

The Royce Fund

745 Fifth Avenue

New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce Global Financial Services Fund (Institutional Class)

Gentlemen:

Reference is made to the Amended and Restated Investment Advisory Agreement dated July 1, 2017 (the “Agreement”) by and between The Royce Fund (the “Fund”), on behalf of Royce Global Financial Services Fund (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2020 and ending April 30, 2021 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Institutional Class of shares (the “Class”) are not more than 1.49% of the Class’ average net assets for the Period.

The Adviser's obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series' “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees' fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series' statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series' “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By: /s/ Peter K. Hoglund

Peter K. Hoglund

Chief Financial Officer

ACCEPTED:

THE ROYCE FUND

By: /s/ Peter K. Hoglund

Peter K. Hoglund

Treasurer

ROYCE & ASSOCIATES, LP

745 FIFTH AVENUE

NEW YORK, NY 10151

March 1, 2020

The Royce Fund

745 Fifth Avenue

New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce Global Financial Services Fund (Service Class)

Gentlemen:

Reference is made to the Amended and Restated Investment Advisory Agreement dated July 1, 2017 (the “Agreement”) by and between The Royce Fund (the “Fund”), on behalf of Royce Global Financial Services Fund (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2020 and ending April 30, 2021 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Service Class of shares (the “Class”) are not more than 1.49% of the Class’ average net assets for the Period.

The Adviser's obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series' “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees' fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series' statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series' “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By: /s/ Peter K. Hoglund

Peter K. Hoglund

Chief Financial Officer

ACCEPTED:

THE ROYCE FUND

By: /s/ Peter K. Hoglund

Peter K. Hoglund

Treasurer

ROYCE & ASSOCIATES, LP

745 FIFTH AVENUE

NEW YORK, NY 10151

March 1, 2020

The Royce Fund

745 Fifth Avenue

New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce International Premier Fund (Consultant Class)

Gentlemen:

Reference is made to the Amended and Restated Investment Advisory Agreement dated July 1, 2017 (the “Agreement”) by and between The Royce Fund (the “Fund”), on behalf of Royce International Premier Fund (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2020 and ending April 30, 2021 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Consultant Class of shares (the “Class”) are not more than 2.19% of the Class’ average net assets for the Period.

The Adviser's obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series' “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees' fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series' statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series' “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By: /s/ Peter K. Hoglund

Peter K. Hoglund

Chief Financial Officer

ACCEPTED:

THE ROYCE FUND

By: /s/ Peter K. Hoglund

Peter K. Hoglund

Treasurer

ROYCE & ASSOCIATES, LP

745 FIFTH AVENUE

NEW YORK, NY 10151

March 1, 2020

The Royce Fund

745 Fifth Avenue

New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce International Premier Fund (Institutional Class)

Gentlemen:

Reference is made to the Amended and Restated Investment Advisory Agreement dated July 1, 2017 (the “Agreement”) by and between The Royce Fund (the “Fund”), on behalf of Royce International Premier Fund (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2020 and ending April 30, 2021 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Institutional Class of shares (the “Class”) are not more than 1.04% of the Class’ average net assets for the Period.

The Adviser's obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series' “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees' fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series' statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series' “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By: /s/ Peter K. Hoglund

Peter K. Hoglund

Chief Financial Officer

ACCEPTED:

THE ROYCE FUND

By: /s/ Peter K. Hoglund

Peter K. Hoglund

Treasurer

ROYCE & ASSOCIATES, LP

745 FIFTH AVENUE

NEW YORK, NY 10151

March 1, 2020

The Royce Fund

745 Fifth Avenue

New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce International Premier Fund

(Investment Class)

Gentlemen:

Reference is made to the Amended and Restated Investment Advisory Agreement dated July 1, 2017 (the “Agreement”) by and between The Royce Fund (the “Fund”), on behalf of Royce International Premier Fund (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2020 and ending April 30, 2021 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Investment Class of shares (the “Class”) are not more than 1.19% of the Class’ average net assets for the Period.

The Adviser hereby also waives compensation for services provided by it under the Agreement to the Series with respect to the Class, and/or agrees to reimburse expenses to the Series with respect to the Class for each subsequent annual period through the annual period ending April 30, 2025 (but not for any annual period thereafter) in an amount, if any, necessary so that the Series' Annual Operating Expenses for the Class are not more than 1.74% of the Class’ average net assets for such annual period.

The Adviser's obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series' “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees' fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series' statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series' “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By: /s/ Peter K. Hoglund

Peter K. Hoglund

Chief Financial Officer

ACCEPTED:

THE ROYCE FUND

By: /s/ Peter K. Hoglund

Peter K. Hoglund

Treasurer

ROYCE & ASSOCIATES, LP

745 FIFTH AVENUE

NEW YORK, NY 10151

March 1, 2020

The Royce Fund

745 Fifth Avenue

New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce International Premier Fund

(Service Class)

Gentlemen:

Reference is made to the Amended and Restated Investment Advisory Agreement dated July 1, 2017 (the “Agreement”) by and between The Royce Fund (the “Fund”), on behalf of Royce International Premier Fund (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2020 and ending April 30, 2021 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Service Class of shares (the “Class”) are not more than 1.44% of the Class’ average net assets for the Period.

The Adviser hereby also waives compensation for services provided by it under the Agreement to the Series with respect to the Class, and/or agrees to reimburse expenses to the Series with respect to the Class for each subsequent annual period through the annual period ending April 30, 2026 (but not for any annual period thereafter) in an amount, if any, necessary so that the Series' Annual Operating Expenses for the Class are not more than 1.99% of the Class’ average net assets for such annual period.

The Adviser's obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series' “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees' fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series' statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series' “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By: /s/ Peter K. Hoglund

Peter K. Hoglund

Chief Financial Officer

ACCEPTED:

THE ROYCE FUND

By: /s/ Peter K. Hoglund

Peter K. Hoglund

Treasurer

ROYCE & ASSOCIATES, LP

745 FIFTH AVENUE

NEW YORK, NY 10151

March 1, 2020

The Royce Fund

745 Fifth Avenue

New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce Opportunity Fund (Service Class)

Gentlemen:

Reference is made to the Amended and Restated Investment Advisory Agreement dated July 1, 2017 (the “Agreement”) by and between The Royce Fund (the “Fund”), on behalf of Royce Opportunity Fund (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2020 and ending April 30, 2021 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Service Class of shares (the “Class”) are not more than 1.49% of the Class’ average net assets for the Period.

The Adviser's obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series' “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees' fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series' statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series' “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By: /s/ Peter K. Hoglund

Peter K. Hoglund

Chief Financial Officer

ACCEPTED:

THE ROYCE FUND

By: /s/ Peter K. Hoglund

Peter K. Hoglund

Treasurer

ROYCE & ASSOCIATES, LP

745 FIFTH AVENUE

NEW YORK, NY 10151

March 1, 2020

The Royce Fund

745 Fifth Avenue

New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce Premier Fund (Service Class)

Gentlemen:

Reference is made to the Amended and Restated Investment Advisory Agreement dated July 1, 2017 (the “Agreement”) by and between The Royce Fund (the “Fund”), on behalf of Royce Premier Fund (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2020 and ending April 30, 2021 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Service Class of shares (the “Class”) are not more than 1.49% of the Class’ average net assets for the Period.

The Adviser's obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series' “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees' fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series' statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series' “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By: /s/ Peter K. Hoglund

Peter K. Hoglund

Chief Financial Officer

ACCEPTED:

THE ROYCE FUND

By: /s/ Peter K. Hoglund

Peter K. Hoglund

Treasurer

ROYCE & ASSOCIATES, LP

745 FIFTH AVENUE

NEW YORK, NY 10151

March 1, 2020

The Royce Fund

745 Fifth Avenue

New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce Special Equity Fund (Service Class)

Gentlemen:

Reference is made to the Amended and Restated Investment Advisory Agreement dated July 1, 2017 (the “Agreement”) by and between The Royce Fund (the “Fund”), on behalf of Royce Special Equity Fund (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2020 and ending April 30, 2021 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Service Class of shares (the “Class”) are not more than 1.39% of the Class’ average net assets for the Period.

The Adviser's obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series' “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees' fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series' statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series' “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By: /s/ Peter K. Hoglund

Peter K. Hoglund

Chief Financial Officer

ACCEPTED:

THE ROYCE FUND

By: /s/ Peter K. Hoglund

Peter K. Hoglund

Treasurer

ROYCE & ASSOCIATES, LP

745 FIFTH AVENUE

NEW YORK, NY 10151

March 1, 2020

The Royce Fund

745 Fifth Avenue

New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce Total Return Fund (Service Class)

Gentlemen:

Reference is made to the Amended and Restated Investment Advisory Agreement dated July 1, 2017 (the “Agreement”) by and between The Royce Fund (the “Fund”), on behalf of Royce Total Return Fund (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2020 and ending April 30, 2021 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Service Class of shares (the “Class”) are not more than 1.49% of the Class’ average net assets for the Period.

The Adviser's obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series' “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees' fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series' statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series' “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By: /s/ Peter K. Hoglund

Peter K. Hoglund

Chief Financial Officer

ACCEPTED:

THE ROYCE FUND

By: /s/ Peter K. Hoglund

Peter K. Hoglund

Treasurer

ROYCE & ASSOCIATES, LP

745 FIFTH AVENUE

NEW YORK, NY 10151

March 1, 2020

The Royce Fund

745 Fifth Avenue

New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce Smaller-Companies Growth Fund (Consultant Class)

Gentlemen:

Reference is made to the Amended and Restated Investment Advisory Agreement dated July 1, 2017 (the “Agreement”) by and between The Royce Fund (the “Fund”), on behalf of Royce Smaller-Companies Growth Fund (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2020 and ending April 30, 2021 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Consultant Class of shares (the “Class”) are not more than 2.24% of the Class’ average net assets for the Period.

The Adviser's obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series' “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees' fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series' statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series' “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By: /s/ Peter K. Hoglund

Peter K. Hoglund

Chief Financial Officer

ACCEPTED:

THE ROYCE FUND

By: /s/ Peter K. Hoglund

Peter K. Hoglund

Treasurer

ROYCE & ASSOCIATES, LP

745 FIFTH AVENUE

NEW YORK, NY 10151

March 1, 2020

The Royce Fund

745 Fifth Avenue

New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce Smaller-Companies Growth Fund (Institutional Class)

Gentlemen:

Reference is made to the Amended and Restated Investment Advisory Agreement dated July 1, 2017 (the “Agreement”) by and between The Royce Fund (the “Fund”), on behalf of Royce Smaller-Companies Growth Fund (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2020 and ending April 30, 2021 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Institutional Class of shares (the “Class”) are not more than 1.24% of the Class’ average net assets for the Period.

The Adviser's obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series' “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees' fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series' statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series' “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By: /s/ Peter K. Hoglund

Peter K. Hoglund

Chief Financial Officer

ACCEPTED:

THE ROYCE FUND

By: /s/ Peter K. Hoglund

Peter K. Hoglund

Treasurer

ROYCE & ASSOCIATES, LP

745 FIFTH AVENUE

NEW YORK, NY 10151

March 1, 2020

The Royce Fund

745 Fifth Avenue

New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce Smaller-Companies Growth Fund (Service Class)

Gentlemen:

Reference is made to the Amended and Restated Investment Advisory Agreement dated July 1, 2017 (the “Agreement”) by and between The Royce Fund (the “Fund”), on behalf of Royce Smaller-Companies Growth Fund (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2020 and ending April 30, 2021 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Service Class of shares (the “Class”) are not more than 1.49% of the Class’ average net assets for the Period.

The Adviser's obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series' “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees' fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series' statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series' “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By: /s/ Peter K. Hoglund

Peter K. Hoglund

Chief Financial Officer

ACCEPTED:

THE ROYCE FUND

By: /s/ Peter K. Hoglund

Peter K. Hoglund

Treasurer

ROYCE & ASSOCIATES, LP

745 FIFTH AVENUE

NEW YORK, NY 10151

March 1, 2020

The Royce Fund

745 Fifth Avenue

New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce Small-Cap Value Fund (Investment Class)

Gentlemen:

Reference is made to the Amended and Restated Investment Advisory Agreement dated July 1, 2017 (the “Agreement”) by and between The Royce Fund (the “Fund”), on behalf of Royce Small-Cap Value Fund (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2020 and ending April 30, 2021 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Investment Class of shares (the “Class”) are not more than 1.24% of the Class’ average net assets for the Period.

The Adviser's obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series' “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees' fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series' statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series' “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By: /s/ Peter K. Hoglund

Peter K. Hoglund

Chief Financial Officer

ACCEPTED:

THE ROYCE FUND

By: /s/ Peter K. Hoglund

Peter K. Hoglund

Treasurer

ROYCE & ASSOCIATES, LP

745 FIFTH AVENUE

NEW YORK, NY 10151

March 1, 2020

The Royce Fund

745 Fifth Avenue

New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce Small-Cap Value Fund (Service Class)

Gentlemen:

Reference is made to the Amended and Restated Investment Advisory Agreement dated July 1, 2017 (the “Agreement”) by and between The Royce Fund (the “Fund”), on behalf of Royce Small-Cap Value Fund (the “Series”), and Royce & Associates, LP (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2020 and ending April 30, 2021 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Service Class of shares (the “Class”) are not more than 1.49% of the Class’ average net assets for the Period.

The Adviser's obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

The Series' “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees' fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series' statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series' “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are "extraordinary" as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LP

By: /s/ Peter K. Hoglund

Peter K. Hoglund

Chief Financial Officer

ACCEPTED:

THE ROYCE FUND

By: /s/ Peter K. Hoglund

Peter K. Hoglund

Treasurer